                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                           EUROPEAN GROWTH SECURITIES (A)



(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                             _                                  _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          ERV           |
                    T  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                   T = AVERAGE ANNUAL TOTAL RETURN
                   n = NUMBER OF YEARS
                 ERV = ENDING REDEEMABLE VALUE
                   P = INITIAL INVESTMENT

                                                                                  (A)
  $1,000         ERV AS OF     AGGREGATE          NUMBER OF                   AVERAGE ANNUAL
INVESTED - P      31-Oct-97   TOTAL RETURN        YEARS - n                   TOTAL RETURN - T
-------------    -----------  --------------      -----------                 ----------------

 28-Jul-97          $938.40      -6.16%               0.26                          NA


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)


(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)



                             _                                  _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          EV            |
                    t  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                                EV
                   TR  =    ----------   - 1
                                 P


             t = AVERAGE ANNUAL TOTAL RETURN
                 (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             n = NUMBER OF YEARS
            EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                          (C)                                            (B)
  $1,000          EV AS OF             TOTAL                 NUMBER OF                   AVERAGE ANNUAL
INVESTED - P      31-Oct-97            RETURN - TR           YEARS - n                   TOTAL RETURN - t
-------------    -----------           -------------------   -----------------           ----------------

 28-Jul-97          $990.30                 -0.97%                       0.26                   NA



(D)        GROWTH OF $10,000*
(E)        GROWTH OF $50,000*
(F)        GROWTH OF $100,000*

FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
           TR= TOTAL RETURN SINCE INCEPTION


                 TOTAL            (D)   GROWTH OF           (E)   GROWTH OF             (D)   GROWTH OF
INVESTED - P     RETURN - TR     $10,000 INVESTMENT-G      $50,000 INVESTMENT - G      $100,000 INVESTMENT - G
------------     -----------     --------------------      ----------------------      -----------------------
 28-Jul-97            -0.97           $9,384                      $47,534                    $96,059

*INITIAL INVESTMENT $9,475, $48,000 & 97,000 RESPECTIVELY REFLECTS A 5.25%, 4% & 3% SALES CHARGE

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                           EUROPEAN GROWTH SECURITIES (B)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                             _                                  _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          ERV           |
                    T  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                   T = AVERAGE ANNUAL TOTAL RETURN
                   n = NUMBER OF YEARS
                 ERV = ENDING REDEEMABLE VALUE
                   P = INITIAL INVESTMENT

                                                                    (A)
  $1,000         ERV AS OF     AGGREGATE          NUMBER OF  AVERAGE ANNUAL
INVESTED - P      31-Oct-97   TOTAL RETURN        YEARS - n  TOTAL RETURN - T
-------------    -----------  --------------      ----------------------------

 31-Oct-96        $1,144.00      14.40%                 1.00            14.40%

 31-Oct-92        $2,715.90     171.59%                 5.00            22.12%

 01-Jun-90        $2,497.60     149.76%                 7.42            13.14%





(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                             _                                  _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          EV            |
                    t  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                                EV
                   TR  =    ----------   - 1
                                 P


             t = AVERAGE ANNUAL TOTAL RETURN
                 (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             n = NUMBER OF YEARS
            EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                                          (C)                                     (B)
  $1,000          EV AS OF             TOTAL                 NUMBER OF        AVERAGE ANNUAL
INVESTED - P      31-Oct-97            RETURN - TR           YEARS - n        TOTAL RETURN - t
-------------    -----------           -----------           ----------------------------

 31-Oct-96        $1,194.00                 19.40%                       1.00      19.40%

 31-Oct-92        $2,735.90                173.59%                       5.00      22.30%

 01-Jun-90        $2,497.60                149.76%                       7.42      13.14%

(D)        GROWTH OF $10,000
(E)        GROWTH OF $50,000
(F)        GROWTH OF $100,000


FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
           TR= TOTAL RETURN SINCE INCEPTION

                                 (D)                           (E)                           (F)
                 TOTAL           GROWTH OF                      GROWTH OF                  GROWTH OF
INVESTED - P     RETURN - TR     $10,000 INVESTMENT -G      $50,000 INVESTMENT - G    $100,000 INVESTMENT - G
-----------      -----------     -----------------------    ----------------------    ------------------------
 01-Jun-90           149.76         $24,976                    $124,880                     $249,760


                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                           EUROPEAN GROWTH SECURITIES (C)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                             _                                  _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          ERV           |
                    T  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                   T = AVERAGE ANNUAL TOTAL RETURN
                   n = NUMBER OF YEARS
                 ERV = ENDING REDEEMABLE VALUE
                   P = INITIAL INVESTMENT

                                                                                  (A)
  $1,000         ERV AS OF     AGGREGATE          NUMBER OF                   AVERAGE ANNUAL
INVESTED - P      31-Oct-97   TOTAL RETURN        YEARS - n                   TOTAL RETURN - T
-------------    -----------  --------------      -----------                 ----------------

 28-Jul-97          $978.80      -2.12%               0.26                          NA



(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)




                             _                                  _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          EV            |
                    t  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                                EV
                   TR  =    ----------   - 1
                                 P


             t = AVERAGE ANNUAL TOTAL RETURN
                 (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             n = NUMBER OF YEARS
            EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                          (C)                                            (B)
  $1,000          EV AS OF             TOTAL                 NUMBER OF                   AVERAGE ANNUAL
INVESTED - P      31-Oct-97            RETURN - TR           YEARS - n                   TOTAL RETURN - t
-------------    -----------           -------------------   -----------------           ----------------

 28-Jul-97          $988.70                 -1.13%                       0.26                   NA


(D)        GROWTH OF $10,000
(E)        GROWTH OF $50,000
(F)        GROWTH OF $100,000

FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
           TR= TOTAL RETURN SINCE INCEPTION


                 TOTAL              (D)   GROWTH OF       (E)   GROWTH OF             (D)   GROWTH OF
INVESTED - P     RETURN - TR       $10,000 INVESTMENT-G  $50,000 INVESTMENT - G      $100,000 INVESTMENT - G
------------     -----------       --------------------  ----------------------      -----------------------
 28-Jul-97            -1.13            $9,887                     $49,435                    $98,870

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                           EUROPEAN GROWTH SECURITIES (D)



(A) TOTAL RETURN (NO LOAD FUND)



(B) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)

                             _                                  _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          EV            |
                    t  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                                EV
                   TR  =    ----------   - 1
                                 P


             t = AVERAGE ANNUAL COMPOUND RETURN
             n = NUMBER OF YEARS
            EV = ENDING VALUE
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN


                                          (A)                                                    (B)
  $1,000         EV AS OF              TOTAL                 NUMBER OF                   AVERAGE ANNUAL
INVESTED - P      31-Oct-97            RETURN - TR           YEARS - n                   COMPOUND RETURN - t
-------------    -----------           -----------           -----------------           ------------------------

 28-Jul-97          $990.90                 -0.91%                       0.26                   NA

(C)        GROWTH OF $10,000
(D)        GROWTH OF $50,000
(E)        GROWTH OF $100,000


FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
           TR= TOTAL RETURN SINCE INCEPTION


$10,000          TOTAL                  (C)   GROWTH OF       (D)   GROWTH OF             (E)   GROWTH OF
INVESTED - P     RETURN - TR           $10,000 INVESTMENT- G $50,000 INVESTMENT- G       $100,000 INVESTMENT- G
-----------      -----------           ---------------------------------------           -------------------------
 28-Jul-97            -0.91                $9,909                     $49,545                    $99,090
